Exhibit 99.1

PRESS RELEASE

For Immediate Release

AUDIOEYE ANNOUNCES THAT FINANCIAL STATEMENTS AND PREVIOUSLY ISSUED GUIDANCE FOR FOURTH QUARTER AND FY2014 CANNOT BE RELIED ON AND THAT MATERIAL RESTATEMENTS WILL BE FORTHCOMING

NEW CHIEF FINANCIAL OFFICER HIRED

FIRST QUARTER 2015 CASH CONTRACT BOOKINGS EXPECTED
TO APPROXIMATE $2.0 MILLION

INVESTOR CONFERENCE CALL SCHEDULED FOR 2:30 PM EDT TODAY

TUCSON, Arizona — (April 1, 2015) — (OTCQB: AEYE) (“AudioEye” or the “Company”) today announced that on March 26, 2015, the Audit Committee of the Company’s Board of Directors, based in part on the recommendation of the Company’s management and in consultation with the Company’s auditors and advisors, concluded that because of errors identified in the Company’s previously issued financial statements, the Company will restate its previously issued financial statements for the quarters ended March 31, June 30 and September 30, 2014.

The Audit Committee also authorized an internal review of controls and policies.  Accordingly, investors should no longer rely upon the Company’s previously released financial statements or other financial data for these periods, including any interim period financial statements, and any earnings releases relating to these periods.  In addition, investors should no longer rely on the preliminary earnings release issued by the Company on January 12, 2015 relating to the quarter and year ended December 31, 2014.

The Company also announced that it will host an investor conference call at 2:30 p.m. Eastern Time today, Wednesday, April 1, 2015 (see details below).

FINANCIAL STATEMENT ISSUES

Based on the review to date, the Company anticipates removing all revenue derived from non-cash exchanges of a license of the Company for the license of the Company’s customer and all revenue from non-cash exchanges of a license of the Company for services of the Company’s customer, and reducing by a material amount previously reported license cash revenue.  The aggregate amount of revenue reported for the first nine months of 2014 for non-cash transactions was approximately $8,100,000.  The reversal of revenue from the non-cash exchange transactions will also impact additional accounts, including reductions in Prepaid Assets, Intangible Assets and Amortization Expense. The Company also expects that certain expenses will be reclassified.  Additional adjustments may be identified pursuant to the outcome of the ongoing review and analysis.  The Company has also begun a review of calendar year 2013 activity to determine whether there are any adjustments that may impact previously issued financial statements.  There are no known adjustments to 2013 financials at this time.  The cash balance is not impacted by these changes.

The Company, along with its advisors and outside accountants, continues to perform its review in order to conclude and quantify the impacts of the above issues upon financial statements.  The Company expects to complete this process and file its restated financial statements over the course of the next several weeks.  The Company does not expect to timely file its Form 10-K for calendar year 2014 or its Form 10-Q for the quarter ended March 31, 2015.  Subject to the completion of the audit and the restatement of previously issued financial statements, the Company expects to be timely with its filing of the Form 10-Q for the quarter ended June 30, 2015.

In accordance with Section 404 of the Sarbanes-Oxley Act of 2002, the Company’s management has been assessing the effectiveness of the Company’s internal controls involving financial reporting and disclosure. Based on this assessment, the Company expects to report material weaknesses in the Company’s internal controls and therefore conclude that internal controls over financial reporting and disclosure are not effective.

The Audit Committee and management have discussed the matters described herein, which will also be disclosed a Current Report on Form 8-K to be filed with the SEC today, with MaloneBailey, LLP, the Company’s independent registered public accounting firm.

NEW CHIEF FINANCIAL OFFICER HIRED

Effective March 29, 2015, the Company appointed Donald Weinstein as Chief Financial Officer (“CFO”).  Mr. Weinstein will fulfill the CFO role pursuant to an Interim Services Agreement dated March 29, 2015 between the Company and Randstad Professionals US, LP, d/b/a Tatum (“Tatum”) (the “Services Agreement”).

Also, effective March 29, 2015, Edward O’Donnell resigned his position as the Company’s Chief Financial Officer.

Mr. Weinstein, 50, has worked for Tatum, an executive staffing firm, since March 2015. From July 2013 through February 2015, Mr. Weinstein served as CFO of AccessMedia 3.  From September 2004 until July 2013, Mr. Weinstein was self-employed as a contract Chief Financial Officer, primarily for private-equity-backed, middle-market companies including Woods Restoration Services, TextbookX.com and BountyJobs, Inc.  Prior experience includes, serving as Executive Vice President and Chief Financial Officer of MasTec, Inc., a New York Stock Exchange-listed company, and as Senior Vice President and Chief Financial Officer of AGL Resources, Inc., a New York Stock Exchange-listed company -  the largest U.S. natural gas distribution company. Mr. Weinstein holds a Bachelor’s degree in Accounting from the University of Connecticut.

FIRST QUARTER 2015 CASH BOOKINGS

The Company announced that cash bookings for the quarter ended March 31, 2015 are expected to approximate $2.0 million.

MANAGEMENT COMMENTS

“With great care and expediency, we are committed to both restate our financial statements and cure the control and process issues that created the need for the restatements,” said Carr Bettis, Executive Chairman of AudioEye, Inc.  “At its core, AudioEye is a technology company with the most complete and functional accessibility solutions available.  We are very pleased with feedback from our customers, and our mandate is to pursue with a laser-like focus additional sales, increasing customer adoption rates, and the enhancement of Internet accessibility for all users.”

INVESTOR CONFERENCE CALL

The Company will host an investor conference call at 2:30 p.m. Eastern Time (EDT) today, Wednesday, April 1, 2015, to further discuss information disclosed in this news release, as further detailed in a Current Report on Form 8-K to be filed by the Company today.

Shareholders and other interested parties may participate in the conference call by dialing 877-374-8416 (international participants dial 412-317-6716) and asking to be connected to the “AudioEye, Inc. Conference Call” a few minutes before 2:30 p.m. Eastern Daylight Time (EDT) today, Wednesday, April 1, 2015.

A replay of the conference call will be available one hour after the completion of the conference call through Wednesday, April 8, 2015 at 9:00 a.m. EDT by dialing 877-344-7529 (international participants dial 412-317-0088) and entering the conference ID # 10063357.

ABOUT AUDIOEYE, INC.

Incorporated in 2005, AudioEye focuses on achieving web access equality and usability for all people through technological expertise and innovation.

The AudioEye Web A11y Management Platform™ provides publishers full control over the accessibility of their web assets and web environments, allowing the publisher to recognize, remediate and report its real-time accessibility status.

AudioEye is the creator of the world’s most inclusive, cloud-based, cross-platform/cross-browser, audible reader solution for accessible web browsing. AudioEye’s flagship product improves the user-friendliness of the web for all users, regardless of their unique abilities.

Whether an individual seeking improved access and usability, or a publisher looking to ensure the highest level of accessibility compliance and reach across electronic information technologies, AudioEye is Your Web Accessibility Ally™.

AudioEye’s common stock trades on the OTCQB under the symbol “AEYE”. Please visit www.audioeye.com for more information.

The company maintains offices in Tucson, New York, Atlanta and Washington, D.C.

FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements contained within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding AudioEye’s expected future financial position, results of operations, cash flows, financing plans, business strategy, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions, are forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond AudioEye’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in AudioEye’s Form 10-K and other report filings with the SEC. AudioEye is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

For further information, please contact:

Carr Bettis
Executive Chairman
AudioEye, Inc.
(866) 331-5324

or

RJ Falkner & Company, Inc.
Investor Relations Counsel
(830) 693-4400
info@rjfalkner.com